SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                 PLANVISTA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                              PlanVista Corporation
                               3501 Frontage Road
                              Tampa, Florida 33607


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 23, 2001

--------------------------------------------------------------------------------

To the Stockholders of

                              PLANVISTA CORPORATION
                   (formerly HealthPlan Services Corporation)

         The Company is pleased to invite you to the Annual Meeting of Stockholders of PlanVista Corporation, a Delaware corporation formerly known as HealthPlan Services Corporation (the "Company"), which will be held at the Marriott Westshore, 1001 North Westshore Boulevard, Tampa, Florida 33607 on Wednesday, May 23, 2001, at 11:00 a.m. local time, for the following purposes:

                  (i) to elect nine (9) directors, each to serve until the next annual election of directors and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal;

                  (ii) approval of an amendment to the 1996 Employee Stock Purchase Plan; and

                  (iii) to consider and act upon such other matters as may properly be brought before the meeting or any adjournment(s) thereof.

         The close of business on April 17, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof. Only stockholders of record at such time will be so entitled to vote.

         Your attention is called to the accompanying Proxy Card and Proxy Statement.

         The Directors and Officers of the Company invite you to attend the meeting.

                                      By Order of the Board of Directors,


                                      /s/ PHILLIP S. DINGLE
Tampa, Florida                        PHILLIP S. DINGLE
April 24, 2001                        President and Chief Executive Officer

--------------------------------------------------------------------------------

Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the meeting but wish your shares to be voted upon the matters to come before it, please fill in, date, and sign the accompanying Proxy Card, and return it promptly in the envelope enclosed for your convenience. No postage is necessary if mailed in the United States.

                              PLANVISTA CORPORATION
                               3501 Frontage Road
                              Tampa, Florida 33607
                                 (813) 289-1000

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 23, 2001

                                 PROXY STATEMENT

                                  SOLICITATION

         This Proxy Statement is provided in connection with the solicitation by the Board of Directors of PlanVista Corporation, formerly known as HealthPlan Services Corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Marriott Westshore, 1001 North Westshore Boulevard, Tampa, Florida 33607, on Wednesday, May 23, 2001 at 11:00 a.m. local time, and at any and all adjournments of the Annual Meeting. A proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Company at or before the Annual Meeting, by duly executing a subsequent proxy relating to the same number of shares, or by attending the Annual Meeting and voting in person. Directors, officers, and regular employees of the Company may, without additional compensation, solicit proxies in person or by telephone, personal interview, mail, or telegraph. The Company also has made arrangements with brokerage houses, as well as other custodians, nominees, and fiduciaries that are record holders of the Company's Common Stock, to forward proxy soliciting material to the beneficial owners of shares of the Company's Common Stock. The Company will reimburse such record holders for their reasonable expenses incurred in such activities. The cost of solicitation of proxies will be borne by the Company.

         The Company expects that this Proxy Statement and accompanying notice and proxy card will be mailed to the stockholders of the Company on or about April 24, 2001.


                                VOTING SECURITIES

         The Company has only one class of voting securities outstanding, its Common Stock, $.01 par value per share, of which 13,715,421 shares were outstanding as of March 12, 2001. Each share entitles its holder to one vote. Only stockholders of record at the close of business on the record date, April 17, 2001, will be entitled to vote at the Annual Meeting or at any adjournments of the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote will constitute a quorum for the transaction of business. Pursuant to Delaware law, abstentions will be treated as present and entitled to vote and therefore will be counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of the shares present and entitled to vote. Pursuant to Delaware law, broker "nonvotes" and withheld votes are considered present but not entitled to vote and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the best knowledge of the Company, based on information filed with the Securities and Exchange Commission and information provided directly to the Company by the persons and entities named below, the following table sets forth the beneficial ownership of the Company's Common Stock as of March 12, 2001, by:
(i) each beneficial owner of more than five percent of the Company's Common Stock; (ii) each current director and nominee for director of the Company; (iii) each officer of the Company who is a Named Officer in the Summary Compensation Table set forth below under Compensation of Executive Officers; and (iv) the directors and executive officers of the Company as a group. Except as otherwise indicated, each stockholder named below has sole investment and voting power with respect to shares beneficially owned by such stockholder.


                                                                               Shares Beneficially
Name and Address                                                                   Owned as of             Percent
of Beneficial Owner                        Position with Company                 March 12, 2001           of Class
-------------------                        ---------------------                 --------------           --------
James K. Murray, Jr.                       Chairman of the Board and               663,754 (1)              4.8%
777 S. Harbour Island Blvd.                Director
Suite 760
Tampa, FL 33602

William L. Bennett                         Vice Chairman of the Board              247,265 (2)              1.8%
2 Canal Park                               and Director
Cambridge, MA 02141

Joseph A. Califano, Jr.                    Director                                 30,732 (3)                *
633 Third Avenue
19th Floor
New York, NY 10017-6706

Joseph S. DiMartino                        Director                                 59,201 (3)                *
22 E. 67th Street
New York, NY 10021

Vincent D. Farrell, Jr.                    Director                                230,396 (4)              1.7%
45 Rockefeller Plaza
New York, NY 10111

John R. Gunn                               Director                                 30,732 (3)                *
1275 York Avenue
New York, NY 10021

Nancy M. Kane, D.B.A.                      Director                                 30,282 (5)                *
677 Huntington Avenue
Boston, MA 02115

James G. Niven                             Director                                 35,262 (3)                *
1334 York Avenue
New York, NY 10021

John D. Race                               Director                              4,766,080 (6)             34.7%
201 S. Orange Avenue, Suite 850
Orlando, FL 32801

Arthur F. Weinbach                         Director                                 14,682 (7)                *
1 ADP Boulevard
Roseland, NJ 07068

Jeffery W. Bak                             Executive Vice President                 66,257 (8)                *
3501 Frontage Road
Tampa, FL 33607

George E. Lucco                            Former Executive Vice                    16,800                    *
3401 Morse Crossing                        President
Columbus, OH 43219


                                                                               Shares Beneficially
Name and Address                                                                   Owned as of             Percent
of Beneficial Owner                        Position with Company                 March 12, 2001           of Class
-------------------                        ---------------------                 --------------           --------
Jeffrey L. Markle                          Executive Vice President                 37,000 (9)                *
3501 Frontage Road
Tampa, FL 33607

Reid Johnson                               Chief Financial Officer                       0                    *
3501 Frontage Road
Tampa, FL 33607

Phillip S. Dingle                          Director Nominee, President,            102,037 (10)               *
3501 Frontage Road                         and Chief Executive Officer
Tampa, FL 33607

Cherrill Farnsworth                        Director Nominee                              0                    *
333 North Sam Houston Parkway
Suite 1285
Houston, TX 77060

Martin L. Garcia                           Director Nominee                              0                    *
1122 94th Avenue North
St. Petersburg, FL 33702

Automatic Data Processing, Inc.                          --                      1,320,000                  9.6%
One ADP Boulevard
Roseland, NJ 07068

DePrince, Race & Zollo, Inc.                             --                      4,594,100 (11)             33.5%
201 S. Orange Avenue, Suite 850
Orlando, FL 32801

Dimensional Fund Advisors Inc.                           --                      1,097,605 (12)              8.0%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

All Directors and Executive Officers as                  --                      6,313,680 (13)             44.8%
a group (includes 16 persons)


*        Less than one percent.

(1) Includes 9,156 shares held by a private company with respect to which Mr. Murray shares investment and voting power; Mr. Murray disclaims beneficial ownership in such shares except to the extent of his interest in such private company. Also includes: 50,000 shares held by Mr. Murray's wife, as to which shares Mr. Murray disclaims beneficial ownership; 593,803 shares held by a family limited partnership with respect to which Mr. Murray shares investment and voting power; and 2,400 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

(2) Includes 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001. Also includes 3,609 shares held by Mr. Bennett's children, as to which Mr. Bennett disclaims beneficial ownership.

(3) Includes 19,200 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001

(4) Includes 9,600 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

(5) Includes 19,200 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001. Also includes 1,450 shares held by Dr. Kane as custodian for her minor child.

(6) Includes 2,400 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001. Also includes 4,594,100 shares beneficially owned by DePrince, Race & Zollo, Inc. ("DePrince Race"), with respect to which shares Mr. Race disclaims beneficial ownership. Mr. Race is a Partner and Portfolio Manager of DePrince Race.

(7) Includes 14,400 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001. Does not include the proportionate share ownership of the Company represented by 462,744 shares of Automatic Data Processing, Inc. ("ADP") common stock that are beneficially owned by Mr. Weinbach or 524,000 shares of ADP common stock issuable to Mr. Weinbach upon exercise of options that are exercisable within 60 days of March 12, 2001. Also does not include 1,320,000 shares held by ADP. Mr. Weinbach is the Chairman and Chief Executive Officer of ADP, and therefore may be deemed to share investment and voting power with respect to the shares owned by ADP.

(8) Includes 63,500 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

(9) Includes 32,000 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

(10) Includes 88,100 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

(11) The information set forth in the table and this footnote regarding shares beneficially owned by DePrince Race as of March 12, 2001 is based on information provided to the Company by DePrince Race.

(12) The information set forth in the table and this footnote regarding shares beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") as of December 31, 2000 is based on information provided to the Company by Dimensional.

(13) Includes 313,200 shares issuable upon exercise of options that are exercisable within 60 days of March 12, 2001.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors will be elected to the Board of Directors of the Company, each to serve until the next annual election of directors and until a successor is duly elected and qualified, or until the director's earlier resignation or removal. The number of seats on the Board of Directors of the Company is currently fixed at ten (10), but will be reduced to nine (9) effective as of the close of the Annual Meeting of Stockholders. All current directors other than Mr. Califano, Mr. Murray, Mr. Niven and Mr. Weinbach are nominees for election to the Board at the 2001 Annual Meeting. In addition, Phillip S. Dingle, Cherrill Farnsworth, and Martin L. Garcia are nominees for election to the Board at the 2001 Annual Meeting.

         Each nominee for election to the Board at the 2001 Annual Meeting has consented to being named in this Proxy Statement and has notified management that he or she intends to serve, if elected. Unless authority is withheld on the attached form of proxy card, such proxy will be voted FOR the election of each of the nine (9) nominees to serve as a director. If any of the nominees is unable to serve as a director, each of the persons designated by proxy reserves full discretion to cast his votes for another person in the nominee's place. Proxies cannot be voted for a greater number of persons than the number of nominees. The information set forth below regarding each nominee for election has been furnished by the nominee.

                           Nominees Currently Serving

Name and Age                                Occupation/Background
------------                                ---------------------
William L. Bennett - 51                     Vice Chairman of the Board of the Company  since  January 1998,  Chairman of the
                                            Board of the Company between  December 1994 and December 1997, and a director of the Company since August 1994.  Since  February  2000, Mr. Bennett has also been
                                            Managing  Director  of The  Monitor  Group,  a major  strategy  consulting  firm headquartered  in  Cambridge,  MA.  Until  March  1995,  Mr.  Bennett  served as
                                            Chairman and Chief Executive  Officer of Noel Group, Inc.  ("Noel"),  a publicly
                                            traded  company  that  held  controlling   interests  in  small-to-medium   size
                                            operating  companies.   Previously,   Mr.  Bennett  was  Co-Chairman  and  Chief
                                            Executive  Officer of Noel from  November  1991 to July 1994.  Mr. Bennett  is a director of Sylvan,  Inc.,  a company  that  produces  mushroom  spawn and fresh mushrooms.  Until  November 2000, he was a director of Allegheny  Energy,  Inc., an electric utility holding company.

Joseph S. DiMartino - 57                    Director of the Company  since March 1995.  Since  January  1995,  Mr. DiMartino has been Chairman of the Board of approximately  168 funds in the Dreyfus Family of Mutual Funds. From 1982 to December 1994, he was President,  a director,  and until  August  1994 Chief  Operating  Officer,  of The Dreyfus  Corporation,  an
                                            investment  advisor and manager of the Dreyfus  Group of Mutual  Funds.  He also was  Chairman  of the Board of Noel from  February  1995 to November  1997,  and
                                            Chairman of the Advisory Board of Fletcher Asset  Management  from April 1998 to
                                            June 1999.

Vincent D. Farrell, Jr. - 54                Director  of the  Company  since July 1997.  Since  1982,  Mr.  Farrell has been
                                            Managing  Director and Chief Investment  Officer for Spears,  Benzak,  Salomon &
                                            Farrell,  Inc., a money  management  firm based in New York with  $5 billion  in assets  under  management.  Mr.  Farrell also is a director of Swiss Army Brands
                                            Company,  Inc., a consumer products company best known for its Swiss Army knives and watches.  Mr. Farrell is a frequent  guest  lecturer  throughout the country for a number of large securities firms.

Name and Age                                Occupation/Background
------------                                ---------------------
John R. Gunn - 58                           Director of the Company since  November  1994.  Since 1982,  Mr. Gunn has served in various capacities for the Memorial  Sloan-Kettering Cancer Center, a medical center and research  institute,  and is currently its Executive  Vice  President and Chief Operating  Officer and a member of its Board of Managers.  Mr. Gunn is a director of the following not-for-profit entities:  Empire Blue Cross and Blue
                                            Shield, The Greater New York Hospital Association, and the Devereaux Foundation.

Nancy M. Kane, D.B.A. - 51                  Director of the Company since November  1994.  Dr. Kane is an author,  lecturer, and  recognized  expert in  managed  health  care.  Since  1980,  she has been a member of the Harvard School of Public Health  faculty,  where she has served in the  Department of Health Policy and  Management.  Dr. Kane is a director of the
                                            Urban Medical Group, a not-for-profit medical group practice organization.

John D. Race - 45                           Director of the Company  since October 2000.  Mr. Race is  Co-Founder,  Partner, and Portfolio  Manager of DePrince,  Race & Zollo,  Inc.  ("DePrince  Race"), an
                                            investment  advisory  firm with  approximately  $1.7  billion  in  assets  under management.  Mr.  Race is  responsible  for  the  administrative  and  financial affairs of the firm, including oversight of the portfolio management,  research, and trading  functions as they relate to the firm's small-cap value  discipline.
                                            Prior to forming DePrince Race in April 1995, Mr. Race was a Director,  Partner,
                                            and President of SunBank Capital Management,  N.A., an investment  subsidiary of
                                            SunTrust Banks, Inc., with $14 billion in assets under management.

                                              Nominees Not Previously Serving

Phillip S. Dingle - 39                      Director  Nominee.  Mr. Dingle has been President and Chief Executive Officer of the Company  since  October  2000.  Mr.  Dingle  served as  President  and Chief
                                            Operating  Officer of the Company from June 2000 to September 2000, as Executive
                                            Vice President and Chief  Financial  Officer of the Company from January 1999 to
                                            May 2000,  and as Senior Vice  President  and Chief  Counsel of the Company from
                                            August 1996 to December  1998.  Prior to August 1996,  Mr.  Dingle was a partner with the law firm of Hill,  Ward & Henderson in Tampa,  Florida,  having  joined the firm in May 1990.

Cherrill Farnsworth - 52                    Director  Nominee.  Since 1996,  Ms.  Farnsworth has been Chairman of the Board,
                                            President,  and Chief Executive Officer of HealthHelp,  Inc.  ("HealthHelp"),  a
                                            radiology  management  services  organization.  Since 1984,  Ms.  Farnsworth has been a regular  spokesperson  for  radiology  reform for  numerous  health  care associations,  including  the  American  Hospital  Association,  the Society for
                                            Magnetic   Resonance   Imaging,   and  the   American   Health  Care   Radiology
                                            Administrators.  In  addition,  she  is on  the  editorial  advisory  boards  of
                                            Decisions in Diagnostic Imaging and Specialty Capitation.

Name and Age                                Occupation/Background
------------                                ---------------------
Martin L. Garcia - 45                       Director Nominee.  Mr. Garcia is Co-Founder of Pinehill Capital  Partners,  Inc.
                                            ("Pinehill"),  an investment company, and has been Managing Director of Pinehill since its  inception  in May  2000.  In  addition,  Mr.  Garcia is the  Founder,
                                            Director,  and President of Garcia  Enterprises,  a real estate holding  company formed in 1988.  Since 1998,  Mr. Garcia has served on the Board of Directors of
                                            Parkway  Properties,  Inc., a New York Stock Exchange listed,  self-administered real estate  investment  trust with  assets of $650  million.  Mr.  Garcia was a
                                            Partner  with the law firm of Hill,  Ward & Henderson,  P.A.  from 1986 to 1998, and is currently Of Counsel with the firm.

                                           Directors Not Standing for Reelection

Joseph A. Califano, Jr. - 69                Director of the Company since January 1995.  Mr. Califano  has been Chairman and
                                            President of The National  Center on Addiction and  Substance  Abuse at Columbia
                                            University  since 1992.  He is a director of Automatic  Data  Processing,  Inc.;
                                            Kmart  Corporation;   True  North   Communications   Inc.;  and  Warnaco,   Inc.
                                            Mr. Califano is a governor of the New York  Presbyterian  Hospital and a trustee of The  Century  Foundation,  The Urban  Institute,  and The  American  Ditchley
                                            Foundation.  Mr. Califano  is Founding  Chairman of the Institute for Social and
                                            Economic  Policy in the  Middle  East at the  Kennedy  School of  Government  at
                                            Harvard  University.  He is an Adjunct Professor of Public Health (Health Policy
                                            and  Management)  at  Columbia   University's   Medical  School  (Department  of
                                            Psychiatry)  and  School  of Public  Health  and a member  of the  Institute  of
                                            Medicine of the National Academy of Sciences.  Mr. Califano  served as Secretary of the United States Department of Health,  Education,  and Welfare from 1977 to
                                            1979.  He is a member of the  Advisory  Council of the American  Foundation  for
                                            AIDS Research.  He is the author of nine books and numerous articles.

James K. Murray, Jr. - 65                   Chairman of the Board of the Company since January  1998,  and a director  since
                                            October 1994. Mr. Murray was Chief  Executive  Officer from December 1994 to May
                                            2000,  also serving as President  from  December  1994 to December 1997 and from
                                            January  2000 to May 2000.  Mr.  Murray held the  position of  Corporate  Senior
                                            Vice  President  of The Dun &  Bradstreet  Corporation  ("D&B")  from March 1990 until his  retirement  from D&B in  December  1993.  Mr. Murray  also  served as
                                            Chairman  of the  Board  of the  Reuben  H.  Donnelley  Corp.,  a  publisher  of
                                            telephone  yellow  pages,   from  August  1991  to  December  1993.  Mr.  Murray
                                            co-founded the predecessor to the Company in 1970.

James G. Niven - 55                         Director of the Company since  November  1994.  Since 1996, Mr. Niven has been a
                                            Vice Chairman at Sotheby's,  an international  auction house. Since 1982, he has been a general  partner  of Pioneer  Associates,  a venture  capital  investment company.  Mr.  Niven  also is a member  of the  Board of  Managers  of  Memorial
                                            Sloan-Kettering  Cancer  Center,  a  trustee  and  a  director  of  the  Neil A.
                                            McConnell  Foundation,  and a trustee of The Blenheim Foundation,  the Museum of
                                            Modern Art, and the National Center for Learning Disabilities.

Name and Age                                Occupation/Background
------------                                ---------------------
Arthur F. Weinbach - 57                     Director of the Company since February 1997.  Since 1998,  Mr. Weinbach has been
                                            Chairman  and  Chief  Executive  Officer  of  Automatic  Date  Processing,  Inc.
                                            ("ADP").  From 1996 to 1998,  Mr. Weinbach  was  President  and Chief  Executive
                                            Officer of ADP.  Previously,  he served as President and Chief Operating Officer of ADP from  1994 to  1996.  Mr.  Weinbach  is a  director  of ADP,  First  Data
                                            Corporation,   and  Schering-Plough   Corporation,  a  company  engaged  in  the
                                            discovery,  development,  manufacturing,  and  marketing of  pharmaceutical  and health care products.


Vote Required for Approval and Recommendation

         The nine (9) nominees for director receiving a plurality of the votes of the shares present (in person or by proxy) and entitled to vote at the Annual Meeting shall be elected.

         The Board of Directors recommends that the stockholders vote FOR the nine (9) nominees described above.


                   ADDITIONAL INFORMATION CONCERNING DIRECTORS

Directors' Compensation

         The Company reimburses all directors for out-of-pocket expenses, including travel expenses, related to attendance at Board and committee meetings. Directors who are also Company employees receive no additional compensation for their service on the Board and Board committees. Each director who is not an employee is entitled to a quarterly retainer fee of $1,250 and an additional fee of $500 for each Board meeting and committee meeting attended.

         Pursuant to the Company's 1997 Directors Equity Plan, each non-employee director may receive Common Stock rather than a cash retainer fee as compensation for each quarter in which the director serves on the Board. The shares issued for each quarter have a value equal to $2,500, which is calculated based on the fair market value of the Company's Common Stock at the end of the quarter. An eligible director may make an irrevocable election not to participate in the Directors Equity Plan in any year and instead receive quarterly cash retainers. The aggregate number of shares of Common Stock available for awards under the Directors Equity Plan is 100,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

         Each director who is not an employee of the Company also participates in the Company's 1995 Directors Stock Option Plan (the "Directors Option Plan"). Pursuant to the Directors Option Plan, each non-employee director automatically receives an option to purchase 12,000 shares of the Company's Common Stock, effective as of the later of (i) May 18, 1995 (the business day immediately preceding the day that the Company's securities were first offered to the public in an underwritten initial public offering), or (ii) the date of the director's election to the Board. The Directors Option Plan further provides that each non-employee director will be granted an additional option to purchase 12,000 shares of Common Stock if such director is reelected to the Board of Directors at the Company's annual meeting of stockholders which follows such director's fourth complete year of service on the Board. All options vest over a four-year period from the date of grant, with 20% of the options becoming exercisable on the grant date and 20% becoming exercisable on each of the next four anniversaries of the grant date. In the event of any merger, consolidation, or sale of substantially all of the assets of the Company, the Company at its option may accelerate vesting of the outstanding Directors Option Plan options, subject to applicable law. The exercise price of each option is the fair market value of the Company's Common Stock as of the grant date. The aggregate number of shares of Common Stock available for awards under the Directors Option Plan is 360,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

Committees of the Board of Directors and Meeting Attendance

         The Board conducts its business through meetings of the Board and its committees. The Board held six meetings during 2000. In accordance with the By-laws of the Company, the Board currently has Executive, Audit, Strategic Planning, Operations, Compensation, and Regulatory Affairs Committees established as standing committees. There is no Nominating Committee of the Board. Each incumbent director attended at least 75 percent of the total number of 2000 meetings of the Board and of the committees on which he or she served.

         The Executive Committee, which exercises, to the fullest extent permitted by applicable law, all of the powers and authority of the Board in the management of the business and affairs of the Company during intervals between Board meetings, is composed of James K. Murray, Jr., William L. Bennett, Joseph
S. DiMartino, Arthur F. Weinbach and Vincent D. Farrell, Jr. The Executive Committee held four meetings during 2000.

         The Audit Committee, which is composed of John R. Gunn, James G. Niven, John D. Race, and Arthur F. Weinbach, operates pursuant to a Charter approved by the Board, a copy of which was attached to last year's Proxy Statement. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, to review with the independent auditors the annual audit plan, the financial statements, the auditors' report, and their evaluation and recommendations concerning the Company's internal controls, and to approve the types of professional services for which the Company may retain the independent auditors. All members of the Audit Committee are independent directors as defined by the New York Stock Exchange rules. The Audit Committee held three meetings during 2000. Mr. Race joined the Audit Committee in October 2000, after the Audit Committee's final meeting in 2000.

         The Strategic Planning Committee, which is composed of Nancy M. Kane, D.B.A., William L. Bennett, John R. Gunn and John D. Race, has authority to retain, at the expense of the Company, consultants and other advisors and to advise and consult directly with the Board and the officers of the Company on long-term planning matters and to recommend such actions to the Board as the Committee deems appropriate. The Strategic Planning Committee held one meeting during 2000.

         The Compensation Committee, which is composed of Joseph A. Califano, Jr., Vincent D. Farrell, Jr., James G. Niven, and Arthur F. Weinbach, has authority to exercise all of the powers and authority of the Board relating to the compensation of, and the provision of incentives for, the Company's officers, directors, management, employees, and other persons performing services on behalf of the Company, including without limitation matters relating to salaries, bonuses, deferred compensation, pension and profit sharing plans, stock option plans, and all other plans, agreements, or arrangements relating in any way to compensation or to the provision of incentives to persons performing such services. The Compensation Committee held two meetings during 2000.

         The Regulatory Affairs Committee, which is composed of Joseph A. Califano, Jr., Nancy M. Kane, D.B.A., and James G. Niven, has authority to retain, at the expense of the Company, consultants and other advisors and to advise and consult directly with the Board and the officers of the Company on regulatory matters affecting the Company, including but not limited to regulation under the insurance laws and other statutes and regulations of all 50 states, the District of Columbia, and Puerto Rico, and to recommend such action to the Board as the Committee deems appropriate. The Regulatory Affairs Committee did not meet during 2000.

         The Operations Committee, which is composed of John R. Gunn and Joseph
S. DiMartino, has authority to act as a liaison between the Board and management in matters relating to the overall operations of the Company. The Operations Committee did not meet during 2000.

         See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" below for additional information concerning directors.

                               EXECUTIVE OFFICERS

         The executive officers shown below currently serve in the capacities indicated. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

Name and Age                            Position, Principal Occupation, and Other Directorships
------------                            -------------------------------------------------------
Phillip S. Dingle - 39                  President  and Chief  Executive  Officer of the Company  since  October 2000.
                                        Mr.  Dingle served as President  and Chief  Operating  Officer of the Company
                                        from June 2000 to September  2000,  as  Executive  Vice  President  and Chief
                                        Financial  Officer  of the  Company  from  January  1999 to May 2000,  and as
                                        Senior Vice  President  and Chief  Counsel of the Company from August 1996 to
                                        December  1998.  Prior to August 1996,  Mr. Dingle was a partner with the law firm of Hill, Ward & Henderson in Tampa,  Florida,  having joined the firm in
                                        May 1990.

Jeffery W. Bak - 35                     Executive Vice President  since June 1999. Mr. Bak currently  serves as Chief
                                        Operating Officer of the Company's third party administration  segment.  From
                                        January  1999 to May 1999,  Mr.  Bak served as  Executive  Vice  President  -
                                        Sales,  Marketing,  and Business  Development  of the  Company.  From January
                                        1997 to December  1998,  Mr. Bak served as Senior  Vice  President - Sales of the  Company,  and from  January  1995 to  December  1996 he  served  as Vice
                                        President - Sales of the Company.  From November 1992 to December  1994,  Mr.
                                        Bak  was  a  reinsurance   broker  with  Peglar  &  Associates  in  Stamford,
                                        Connecticut.

Reid Johnson - 58                       Chief  Financial  Officer since January 2001.  From  September  1997 to March
                                        1999,  Mr.  Johnson  served  as Senior  Vice  President  and Chief  Financial
                                        Officer of  Venator  Group  (formerly  Woolworth  Corporation),  a $9 billion multi-division  retail store  company with 3,000  locations  worldwide.  From
                                        August 1994 to August 1997,  Mr.  Johnson  served as Executive Vice President and Chief Financial  Officer of Musicland Group, a $1.5 billion retailer with
                                        1,000 locations in the United States and the United  Kingdom.  Prior to that,
                                        Mr.  Johnson  spent 26 years with the  Target  Corporation  (formerly  Dayton
                                        Hudson  Corporation),  a $30 billion  multi-division  retailer  that operates
                                        Target  Stores.  Mr. Johnson held numerous  positions at Target  Corporation, including Vice President and Chief Financial Officer of Target Stores.

Jeffrey L. Markle - 52                  Executive  Vice  President  since  July  1999.  Mr.  Markle is  President  of
                                        PlanVista  Solutions,   Inc.,  the  principal  operating  subsidiary  of  the
                                        Company's  medical  cost  containment  segment.  From June 1998 to June 1999,
                                        Mr.  Markle was Senior Vice  President - Medical Cost  Management.  From 1996
                                        to 1998, Mr. Markle was Vice  President of the US Group  Operations for Swiss
                                        Re Life & Health,  a  reinsurance  company in Toronto.  From 1994 to 1996, he was Vice President and General  Manager of the Canadian  Operations of Olsten
                                        Kimberly Quality Care, a home healthcare  company.  From 1991 to 1993, he was
                                        Chief Operating  Officer of Medisys Health Group,  Inc., a preventive  health care  company in  Canada,  and from 1989 to 1991 he was  President  and Chief
                                        Executive Officer of Laurentian Health Services.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued by the Company for the fiscal year ended December 31, 2000 to: (i) the Company's Chief Executive Officers during 2000; and (ii) each of the Company's four other most highly compensated executive officers whose salary and bonus exceeded $100,000 during 2000 and who was serving as an executive officer at the end of 2000, or who would have been included had he been serving as an officer at the end of 2000 (collectively, the "Named Officers"). No disclosure is required as to any other person. The table also sets forth information regarding paid or accrued compensation to each Named Officer for the two preceding fiscal years if such individual was then employed by the Company.


                                                                             Long-Term
                               Annual Compensation                          Compensation
                               -------------------                          ------------

                                                                             Securities                 All
          Name and                                                           Underlying                Other
   Principal Position (1)      Year       Salary($)     Bonus($)(2)      Options/SARs(#)(3)      Compensation($)(4)
   ----------------------      ----       ---------     -----------      ------------------      ------------------
Phillip S. Dingle              2000     $ 232,732            $190,000         133,000                  $3,500
President and Chief            1999       174,385             100,000          25,000                   3,333
Executive Officer              1998       149,558              53,250            --                     1,398

Jeffrey L. Markle              2000       191,633              90,000          70,000                   1,278
Executive Vice                 1999       165,079              80,000          15,000                     572
President                      1998        78,077(5)           24,000          15,000                  48,866

Jeffery W. Bak                 2000       182,271              70,719          66,500                   3,500
Executive Vice                 1999       173,618              78,400          25,000                   3,297
President                      1998       135,379              53,250            --                     1,650

James K. Murray, Jr.           2000       171,808                  --            --                     3,436
Chairman of the                1999       378,056              99,375          35,000                   3,333
Board and former Chief         1998       364,000              82,810            --                     1,580
Executive Officer

George E. Lucco                2000       156,299(6)               --          50,000(7)                3,126
Former Executive               1999       174,702                  --          20,000(7)                3,333
Vice President                 1998       166,400              37,440            --                     1,405

(1) Indicates each Named Officer's position with the Company as of December 31, 2000. Mr. Murray retired from his position as Chief Executive Officer on May 31, 2000.

(2) Represents bonus compensation awarded for the executive's performance in the year indicated, but paid in the subsequent year.

(3) Refers to incentive stock options granted during the stated fiscal year under either the Company's 1995 Incentive Equity Plan or the Company's Amended and Restated 1996 Employee Stock Option Plan. The Incentive Plan and the Employee Option Plan provide for grants of stock options to employees of the Company, as determined by the Compensation Committee of the Board of Directors. The Compensation Committee may grant these options as incentive options, which qualify for certain favorable tax treatment, or as non-qualified options. The Compensation Committee has the authority to set the exercise price for options at the time of grant, except that the exercise price of an incentive option may not be less than the fair market value of the Common Stock on the grant date. Each option grant reflected in the table vests over a four-year period from the date of the grant, with 20% of the options becoming vested on the grant date and 20% becoming vested on each successive anniversary of the grant date, until the options become fully vested on the fourth anniversary of the grant date. In the event of any merger or other transaction in which the Company does not survive, the Compensation Committee at its option may accelerate the vesting of all outstanding Incentive Plan and Employee Option Plan options, subject to applicable law.

(4) Consists of Company contributions to each Named Officer's account under the Company's Profit Participation 401(k) Plan. Does not include the amount of life insurance premium payments allocable to each Named Officer. The Company provides all employees with life insurance benefits that are generally equal to two years base salary, subject to certain adjustments. In the case of Mr. Markle's 1998 compensation, this amount also includes reimbursement for relocation expenses.

(5)      Mr. Markle joined the Company in June 1998.

(6)      Mr. Lucco left the Company in October 2000.

(7)      These options have expired.


                      Option/SAR Grants in Last Fiscal Year

                                   Individual Grants (1)
                    -----------------------------------------------------
                                                                            Potential Realizable Value at Assumed
                                                                          Annual Rates of Stock Price Appreciation
                                                                               for Option Term (10 Years) (2)
                                                                          ------------------------------------------
                                                                                 5%                      10%
                                                                          -----------------       ------------------
Name                    Number of     % of Total   Exercise   Expiration    Per      Aggregate    Per     Aggregate
                       Securities    Options/SARs  or Base       Date      Share       Value     Share      Value
                       Underlying     Granted to   Price                   Value                 Value
                      Options/SARs    Employees    ($/Share)
                       Granted (#)    in Fiscal
                                         Year
                      -------------- ------------- ---------- ----------- -------- ------------ -------- -----------
Phillip S. Dingle        133,000          17            2.50   6/13/2010    $1.60     $212,800    $3.99    $532,670
Jeffrey L. Markle        70,000            9            2.50   6/13/2010     1.60      112,000     3.99     279,300
Jeffery W. Bak           66,500            9            2.50   6/13/2010     1.60      106,400     3.99     265,335
James K. Murray, Jr.        0             --              --          --       --           --       --          --
George E. Lucco             0             --              --          --       --           --       --          --


----------
(1) Consists of option grants under the Employee Stock Option Plan and the Incentive Equity Plan. Each option grant vests over a four-year period from the grant date, with 20% of the options becoming vested on the grant date and 20% becoming vested on each successive anniversary of the grant date, until the options become fully vested on the fourth anniversary of the grant date.

(2) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates, as set by the Securities and Exchange Commission, and are not intended to forecast future price appreciation of the Company's Common Stock. The gains reflect a future value based upon growth at the prescribed rates. The Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Options have value to the Named Officers and to all option recipients only if the price of the Company's Common Stock advances beyond the applicable option exercise price during the effective option period.

    Aggregated Option Exercises During 2000 and Fiscal Year-End Option Values

         The following table provides information related to stock options exercised by each Named Officer during 2000 and the number and value of unexercised stock options held by each Named Officer at year-end. The Company does not have any outstanding stock appreciation rights.


                                                                               Number of
                                                                              Securities
                                                                              Underlying
                                                                              Unexercised       Value of Unexercised
                                                                           Options at Fiscal    In-The-Money Options
                                                                               Year End          at Fiscal Year End (2)
                                                         Value                    (#)                    ($)
                            Shares Acquired On          Realized           Exercisable (1) /      Exercisable (1) /
Name                           Exercise (#)                ($)               Unexercisable          Unexercisable
----                           ------------      -         ---               -------------      ---------------------
Phillip S. Dingle                   -0-                   -0-              83,100 / 125,400      $179,550 / $718,200
Jeffery L. Markle                   -0-                   -0-               29,000 / 71,000      $99,540 / $381,360
Jeffery W. Bak                      -0-                   -0-               57,500 / 72,200      $89,775 / $359,100
James K. Murray, Jr.                -0-                   -0-                2,400 / 9,600        $17,088 / $68,352
George E. Lucco                     -0-                   -0-                    0 / 0                  0 / 0

(1) Indicates shares that were vested and available for exercise as of December 31, 2000.

(2) Value was computed as the difference between the exercise price and the $9.25 per share last reported sale price of the Company's Common Stock on December 29, 2000, as reported by the New York Stock Exchange.
----------


Employment Agreements with Executive Officers

         Effective June 1, 2000, the Company entered into an Employment and Noncompetition Agreement with Phillip S. Dingle, the Company's President and Chief Executive Officer. The Agreement has a one-year term ending May 31, 2001, and will automatically renew for successive one-year terms unless either party terminates prior to one hundred twenty (120) days before a renewal date. The Agreement entitles Mr. Dingle to an annual base salary of not less than $275,000 and a bonus to be calculated based on the Company's financial performance and achievement of specified corporate objectives. As further provided by the Agreement, in June 2000 the Compensation Committee awarded Mr. Dingle an option to purchase 133,000 shares of Common Stock. The Agreement generally provides that if Mr. Dingle's employment is terminated without cause, as defined in the Agreement, then Mr. Dingle will be entitled to an amount equal to one times his annual base salary, plus the aggregate amount of his base salary which is due during the remaining portion of the current Agreement term. The Agreement contains certain noncompete and nonsolicitation restrictions that will survive termination of Mr. Dingle's employment with the Company.

Stock Performance Graph

         As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a comparison of stock performance of the Company with stock performance of (i) a broad equity index such as the Wilshire 5000 Index, and (ii) either a published industry index or a Company-constructed peer group index.

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company with the cumulative total return on the Wilshire 5000 Index and the Russell 2000-Health Care Index (assuming the investment of $100 in the Company's Common Stock, the Wilshire 5000 Index, and the Russell 2000-Health Care Index on December 31, 1995).


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG HEALTHPLAN SERVICES CORPORATION,
                            THE WILSHIRE 5000 INDEX
                 AND THE RUSSELL 2000 HEALTH CARE SECTOR INDEX


(The Performance Graph appears here with the following plot points.)

------------------------------------------------------------------------------------------------------------------------------------
                     12/95 3/96 6/96 9/96 12/96 3/97 6/97  9/97 12/97 3/98 6/98 9/98 12/98 3/99 6/99 9/99 12/99 3/00 6/00 9/00 12/00
------------------------------------------------------------------------------------------------------------------------------------
Company Common Stock   100  92    92  88   85    68   76    86   85   107   72   44   48    30   30   33    16   21   10   24    42
------------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000          100 106   110 113  121   122  143   157  159   180  184  162  197   204  220  205   243  252  241  241   217
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Health    100 104   105  99   95    87   99   113  105   114  103   85  109    97  108  103   128  148  176  201   188
Care Sector
------------------------------------------------------------------------------------------------------------------------------------

Report of the Compensation Committee

         The Compensation Committee of the Board of Directors, which is composed of four outside Directors, acts on behalf of the Board of Directors in determining the compensation of the Company's executive officers. In addition to making salary and bonus determinations, the Compensation Committee is authorized to grant stock options, stock appreciation rights, and restricted stock to the Company's executive officers under the Company's Incentive Equity Plan and Employee Stock Option Plan.

Compensation Objectives

         The philosophy underlying the Company's compensation programs is to align executive officer compensation with increases in stockholder value. A key objective is to ensure that a major portion of each executive officer's compensation is linked to significant improvements in the Company's overall performance. Another key objective is to make it possible for the Company to attract, retain, and reward executives who will lead the Company in achieving or exceeding corporate performance goals.

Executive Compensation Programs

         The Company's executive officer compensation programs, which contain no special perquisites, include three principal elements: base salary, cash bonus, and incentive equity awards. The Company's objective is to emphasize bonuses and incentive equity awards rather than base salary. In making compensation determinations, the Company reviews the historical compensation levels of each executive officer, evaluates the executive officer's past performance, and assesses the expected future contributions of the executive officer. The Company also considers generally available information regarding compensation prevailing in the industry, but does not utilize any particular indices.

         The Company's incentive equity compensation includes stock options, stock appreciation rights, and restricted stock awards. These equity incentives are instrumental in promoting the alignment of long-term interests between the Company's executive officers and stockholders; an executive officer realizes gains only if he or she remains with the Company for a specified length of time, and (in the case of stock options and stock appreciation rights) only if the stock price increases over the fair market value at the date of grant. In determining the amount of such incentive equity grants, the Company evaluates the job level of the executive officer, responsibilities to be assumed by the executive officer, responsibilities of the executive officer in prior years, and the aggregate amount of all awards made to executive officers in prior years. The Company's incentive equity program has emphasized stock option grants, rather than awards of restricted stock or stock appreciation rights. The Company generally provides stock options through initial option grants at the date of hire and periodic additional grants. It has been the Company's practice to fix the exercise price of stock options, which generally become exercisable in equal annual installments over a period of four years beginning on the date of grant, at 100% of the fair market value on the grant date.

         The Company also maintains incentive plans under which each executive officer, including the Chief Executive Officer, may be paid a cash bonus for each fiscal year. The bonuses are dependent primarily on the Company's financial performance and achievement of strategic corporate objectives established by the Company at the start of each fiscal year. Financial performance objectives include targets for earnings.

2000 Executive Compensation

         In June 2000, the Compensation Committee awarded 778,000 stock options to 69 employees, including each of the Company's current executive officers who were then employed by the Company. No shares of restricted stock or stock appreciation rights were granted in 2000.

2000 Chief Executive Officer Compensation

         The Chief Executive Officer's compensation is determined generally in accordance with the factors described above applicable to all executive officers. In June 2000, the Compensation Committee awarded the new Chief Executive Officer, Phillip Dingle, an option to purchase 133,000 shares of Common Stock. The amount of the option grant reflected the senior position held by Mr. Dingle, the contributions made by Mr. Dingle to the Company in 2000 prior to becoming the Chief Executive Officer, and contributions anticipated to be made by Mr. Dingle in the future. The Compensation Committee awarded Mr. Dingle a bonus of $190,000 for his contributions during 2000. The amount of the bonus was based on Mr. Dingle's achievement of certain predetermined corporate objectives during 2000.

                                                COMPENSATION COMMITTEE:

                                                Joseph A. Califano, Jr.
                                                Vincent D. Farrell, Jr.
                                                James G. Niven
                                                Arthur F. Weinbach


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board is composed of four directors:
Joseph A. Califano, Jr., Vincent D. Farrell, Jr., James G. Niven, and Arthur F. Weinbach, none of whom is or was an officer or employee of the Company or its subsidiaries. Mr. Weinbach is Chairman and Chief Executive Officer of Automatic Data Processing, Inc. ("ADP"). As required by a December 1996, agreement under which ADP purchased approximately 9% of the Company's Common Stock, Mr. Weinbach was elected to the Company's Board of Directors in February 1997. ADP has provided payroll and shareholder distribution services for the Company since 1995. During 2000, the Company paid ADP approximately $161,792.45 for these services. Mr. Califano is also a director of ADP.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1996, the Company entered into an agreement with Noel Group, Inc. and ADP pursuant to which Noel agreed to sell 1,320,000 shares of the Company's Common Stock to ADP at a purchase price of $20 per share. Upon completion of this transaction on February 7, 1997, ADP owned approximately 9% of the Company's Common Stock. As required by the ADP Agreement, Arthur F. Weinbach, Chairman and Chief Executive Officer of ADP, was elected to the Board of Directors of the Company in February 1997. ADP has provided payroll and shareholder distribution services for the Company since 1995. During 2000, the Company paid ADP approximately $161,792.45 for these services.

         During 2000, the Company paid legal fees of $122,844.88 to the law firm of Hill, Ward & Henderson, P.A. Mr. Garcia, a nominee for director of the Company, is Of Counsel with Hill, Ward & Henderson, P.A. On April 1, 2001, the Company entered into a Stock Purchase Agreement with HealthPlan Holdings, Inc. ("Buyer"), an affiliate of Sun Capital Partners, Inc., for the purchase by Buyer of all the stock of HealthPlan Services, Inc., a wholly-owned subsidiary of the Company. If the transaction proceeds to closing, it is expected that Jeffery Bak, who is currently an Executive Vice President of the Company, will own an interest in the transferred business.


                                   PROPOSAL 2:
                                AMENDMENT OF THE
                          EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Plan") to extend the termination date of offerings of stock under the Plan from

June 30, 2001 to June 30, 2004. If approved by the stockholders, the amendment will become effective immediately. A copy of the amendment is attached as Exhibit A.

         The Plan was adopted to provide employees, including executive officers, with an opportunity to acquire shares of Common Stock of the Company at a reduced price. Under the terms of the Plan, an employee may authorize a payroll deduction of a specified dollar amount per pay period. The proceeds of that deduction are used to acquire shares of the Company's Common Stock on the offering date. The number of shares acquired is determined based on 85% of the closing price of the Company's Common Stock on the New York Stock Exchange on the offering date. The plan does not allow non-employee directors to participate. The Plan allows participation by any non-union employee who has been employed by the Company for more than one year. Participation in the Plan is voluntary, and therefore the amount and value of shares that will be acquired in the future pursuant to the Plan is not determinable at this time. During 2000, 2,286 employees were eligible to participate in the Plan.

Vote Required for Approval and Recommendation

         An affirmative vote by a majority of the outstanding shares of Common Stock present at the meeting of stockholders, whether in person or by proxy, is needed for the adoption of this proposal.

         The Board of Directors believes that the amendment to the Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Federal securities law requires that the executive officers and directors of the Company, as well as any beneficial owners of more than ten percent of the outstanding Common Stock of the Company, must file reports with the Securities and Exchange Commission and the Company reflecting how many shares of the Company's equity securities they own and if they conducted any transactions in that stock. Specifically, Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that such reports be filed within a certain time after (i) such person becomes subject to Section 16's reporting requirements, and (ii) any changes in beneficial ownership in the Company's stock. Based upon review of reports submitted to the Company and written representations of persons that the Company knows to be subject to these reporting requirements, the Company believes that all reports due for 2000 were filed on a timely basis.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors, PricewaterhouseCoopers LLP. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards).

         The Audit Committee has received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors the auditors' independence from the Company. Based on review and discussions of the audited financial statements for fiscal year 2000 with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE:

                                            John R. Gunn
                                            James G. Niven
                                            John D. Race
                                            Arthur F. Weinbach

                             FORM 10-K ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, PLANVISTA CORPORATION, 3501 FRONTAGE ROAD, TAMPA, FLORIDA 33607.


                                STOCKHOLDER LIST

         Subject to Delaware law, a list of Company stockholders entitled to vote at the Annual Meeting will be open to examination beginning on May 11, 2001 at the offices of the Company at 3501 Frontage Road, Tampa, Florida 33607.


                              INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants, was engaged to audit the financial statements of the Company and its subsidiaries for the 2000 fiscal year and has been approved by the Board of Directors of the Company to act in such capacity for the 2001 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions from stockholders. The PricewaterhouseCoopers LLP representative also will be afforded an opportunity to make a statement at the Meeting if such representative desires to do so. The Board of Directors' selection of PricewaterhouseCoopers LLP as auditors will not be placed before the stockholders for ratification.

The following list details the aggregate fees billed by PricewaterhouseCoopers LLP for professional services:

Audit Fees:                                 $273,150
Financial Information Systems
Design and Implementation Fees:             $0
All Other Fees:                             $766,962 (1)

(1) This number includes $684,565 billed for Tax Fees and $82,397 billed for Other Consulting Fees.

         The Audit Committee of the Board of Directors has determined that the provision of the non-audit professional services is compatible with maintaining PricewaterhouseCoopers LLP's independence.


            OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Company's management knows of no business which may come before the Annual Meeting except that indicated above. However, if any other business is brought before the Annual Meeting, including the election of any person to the Board of Directors where a nominee named in this Proxy Statement is unable to serve for good cause or will not serve, any matter with respect to which the Company has not received notice as of February 18, 2001, and matters incident to the conduct of the meeting, the persons acting under the enclosed form of proxy will be authorized to vote thereunder in accordance with their best judgment.


                         PROPOSALS FOR THE 2002 MEETING

         The deadline for including a stockholder proposal in the Company's proxy statement and the form of proxy for the 2002 Annual Meeting, anticipated to be held in May 2002, is December 7, 2002. Any proposals intended to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive offices on or before that date. If any stockholder wishes to submit a proposal, such stockholder must, at the time the proposal is submitted, be the record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted on the proposal at the meeting, and must have held such securities for at least one year. Such stockholder must continue to own such shares through the 2002 Annual Meeting date.

         For any stockholder proposal that is not submitted for inclusion in the 2002 Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting, management will be able to vote proxies in its discretion if the
Company: (i) does not receive notice of the proposal prior to the close of business on February 18, 2002; or (ii) receives notice of the proposal before the close of business on February 18, 2002, and advises stockholders in the 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter.

         Stockholder proposals should be sent certified mail, return receipt requested, to the attention of the Corporate Secretary at the Company's principal executive offices at 3501 Frontage Road, Tampa, Florida 33607.


                                    By Order of the Board of Directors,



                                    /s/ Phillip S. Dingle
                                    Phillip S. Dingle
                                    President and Chief Executive Officer

                                    Exhibit A

                                AMENDMENT OF THE
                          EMPLOYEE STOCK PURCHASE PLAN


         THIS AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN (the "Amendment") is made as of ___________________, 2001 by PLANVISTA CORPORATION, a Delaware corporation formerly known as HealthPlan Services Corporation (the "Company"). This Amendment amends that certain 1996 Employee Stock Purchase Plan (the "Plan"). All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Plan.

1) Amendment to Section 4. Section 4 of the Plan is hereby amended to delete "June 30, 2001" and insert "June 30, 2004" in its place.

2) Other Provisions. Except as provided above, all terms, conditions, and provisions of the Plan shall remain in full force and effect.

                                   PlanVista
                                  Corporation
                  (formerly HealthPlan Services Corporation)



                        Annual Meeting of Stockholders


                              Marriott Westshore
                          1001 N. Westshore Boulevard

                                Tampa, Florida


                                 May 23, 2001

                                  11:00 A.M.





                      (arrow) FOLD AND DETACH HERE (arrow)
--------------------------------------------------------------------------------

                             PLANVISTA CORPORATION

This Proxy is solicited on behalf of the Board of Directors of PlanVista
            Corporation (the "Company") and all matters to be voted
                       upon are proposed by the Company.

  The undersigned hereby constitutes and appoints Phillip S. Dingle and James
  K. Murray, Jr., or either of them (each a "Designee"), attorneys, agents, and proxies with power of substitution to vote all of the shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Marriott Westshore, 1001 N. Westshore Boulevard, Tampa, Florida 33607, on Wednesday, May 23, 2001 at 11:00 a.m. local time, and any adjournment thereof. This Proxy when properly executed will be voted as directed, or if no direction is indicated, will be voted "FOR" all of the nominees set forth below for election as directors and "FOR" the additional proposal. In their discretion the Designees are also authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement is unable to serve for good cause or will not serve, any matter with respect to which the Company has not received notice, and matters incident to the conduct of the meeting.

  Please mark your votes as indicated in this example. [X]

  Proposal 1: Election of Directors
          [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
              (except as otherwise marked            for all nominees listed
              below)                                 below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.

  William L. Bennett      Cherrill Farnsworth         John R. Gunn
  Joseph S. DiMartino     Vincent D. Farrell, Jr.     Nancy M. Kane, D.B.A.
  Phillip S. Dingle       Martin L. Garcia            John D. Race

     Proposal 2: Amendment of the 1996 Employee Stock Purchase Plan

     [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

                               (SEE REVERSE SIDE)

                      (arrow) FOLD AND DETACH HERE (arrow)
--------------------------------------------------------------------------------


 The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated April 24, 2001 and ratifies all actions that the proxies or either of them or their substitutes may lawfully take or cause to be taken by virtue hereof and revokes all former proxies.




                                                 Dated: __________________, 2001

                                                 Signature: ____________________

                                                            ____________________


                                                 NOTE: Please sign exactly as
                                                 your name appears hereon. Joint
                                                 owners should each sign. When
                                                 signing as attorney or for an
                                                 estate, trust, or corporation,
                                                 please give full title. Please
                                                 return the signed card in the
                                                 enclosed envelope.